                                                                EXHIBIT 10(ad)


                            UNITED STATES OF AMERICA
                       CONSUMER PRODUCT SAFETY COMMISSION

---------------------------
In the Matter of
CENTRAL SPRINKLER CORP.,
          and                           CPSC DOCKET NO. 98-2
CENTRAL SPRINKLER CO.,
     Respondents
---------------------------

                               CONSENT AGREEMENT

         This Consent Agreement is made by and between the staff of the Consumer Product Safety Commission and Respondents, Central Sprinkler Corp. and Central Sprinkler Co., to settle the above-captioned administrative action. The parties agree as follows:

                                    Parties

         1. The "staff" is the staff of the United States Consumer Product Safety Commission ("CPSC" or "the Commission"), an independent regulatory agency of the United States, established by Congress pursuant to Section 4 of the Consumer Product Safety Act ("CPSA"), 15 U.S.C. Section 2053.

         2. Respondents Central Sprinkler Corporation and Central Sprinkler Company (hereinafter collectively "Central") are corporations organized and existing under the laws of

Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

the Commonwealth of Pennsylvania, with their principal place of business at 451 North Cannon Ave., Lansdale, PA 19446.

                                 Subject Matter

        3. From 1982 to July, 1998, Central manufactured and sold and/or distributed between 9 and 10 million "Omega" brand automatic fire sprinklers. On March 3, 1998, the staff of the Consumer Product Safety Commission filed an Administrative Complaint ("Complaint") against Central, seeking recall and replacement of Central's Omega fire sprinklers pursuant to 15 U.S.C. Section 2064. The Complaint alleges that Central's Omega sprinklers are defective and will not function in certain fire situations, creating a substantial risk of bodily injury and/or death.

        4. To date, the staff has received reports that from 1990 to the present, Omega sprinklers did not function in 20 fires.

        5. Central has filed an answer to the Complaint in which it avers, inter alia, that its Omega sprinklers are not defective within the meaning of 15 U.S.C. Section 2064.

         6. The staff also contends that Central obtained information which reasonably supported the conclusion that Omega sprinklers contained a defect or defects that could create a substantial risk of injury to the public but failed to report such information in a timely manner pursuant to 15 U.S.C. Section 2064(b). Central denies any wrongdoing under 15 U.S.C. Section 2064(b).

                            Agreement of the Parties

Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

        7. It is the express purpose of the parties in entering into this Agreement to protect the public safety by carrying out the recall and replacement of Omega sprinklers.

         8. The parties intend for this Consent Agreement and the attached Order (hereinafter "Order" or "the Order"), which is hereby incorporated by reference, to resolve all allegations and requests for relief set forth in the Administrative Complaint in this proceeding and to bar the initiation or referral by the CPSC of any administrative, civil, or criminal claims within the CPSC's jurisdiction arising from the conduct of Central, its officers, directors and/or employees regarding Omega sprinklers. This resolution shall not apply to any actions arising from non-compliance with or disputes pertaining to this Agreement or the Order.

        9. For purposes of this settlement only, Central admits that "Omega" fire sprinklers are "consumer products" under Section 3 of the CPSA, 15 U.S.C.
Section 2052, subject to the jurisdiction of the Consumer Product Safety Commission.

        10. For purposes of this settlement only, Central agrees not to contest the allegations in the Complaint that "Omega" fire sprinklers contain a "defect which creates a substantial product hazard," as those terms are defined in
Section 15(a) of the CPSA, 15 U.S.C Section 2064(a). Central has agreed not to contest these allegations in order to avoid the expense, inconvenience and risks associated with further litigation, and the parties recognize that this resolution and this Consent Agreement may not be used or introduced as evidence of defect or hazard against Central in other litigation not involving the Commission or its staff. Entry of the Order will neither impair nor assist the bringing of any other action.

Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

         11. As Part of the amounts referenced in 1.a and 1.b of Appendix C of the Order, Central shall deposit, without any adjudication or admission of fact of law, $1.3 million into the Trust established in Appendix C of the Order, in settlement of the staff's contention that Central failed to report to the Commission problems with the Omega pursuant to 15 U.S.C. Section 2064(b). Central has agreed to do so solely to avoid the inconvenience and burden of litigation of this issue.

         12. Upon acceptance by the Consumer Product Safety Commission of this Consent Agreement, and entry of the Order, Central knowingly, voluntarily and completely waives and relinquishes any past, present and/or future right or rights in this matter: (1) to an administrative or judicial hearing and to all further procedural steps, including findings of fact, conclusions of law and/or further determination of whether Omega sprinklers contain a defect which creates a substantial product hazard within the meaning of Section 15 of the CPSA; (2) to seek judicial review or otherwise contest the validity of this Consent Agreement and/or Order as issued and entered, and (3) to seek judicial review of this or any past orders, findings and/or determinations of the Commission or the Presiding Officer in this matter, except as set forth in the provisions regarding review in Paragraph 28 of this Agreement.

         13. Central agrees to fulfill all requirements of the Order.

         14. Central agrees to immediately cease and desist manufacturing, selling, distributing, marketing, exporting, importing, and/or attempting to distribute or sell any


Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

Omega sprinkler, whether by itself or through its subsidiaries. affiliates, Central-owned distribution centers, or any other persons or entities over whom Central has control, whether in the United States or any other foreign state, country, or territory.

         15. Central shall request that Underwriters Laboratories, Inc. withdraw its listing of approval for all Omega sprinklers.

         16. Central shall provide the staff with thirty days written notice of any transfer of property rights it holds in the following U.S. Patents:
4,465,141; 4,491,182; 4,508,175; 4,553,602; 5,094,298; 4,619,327; 3,734,191,
3,802,510; 3,877,527, 3,911,940; 3,991,829, and 4,359,098.

         17. A violation of this Consent Agreement or the Order is a prohibited act within the meaning of Section 19 of the CPSA, 15 U.S.C. Section 2068.

         18. The Commission or Central may disclose terms of this Consent Agreement and Order to the public.

         19. This Consent Agreement shall take effect upon its final acceptance by the Consumer Product Safety Commission.

         20. This Consent Agreement and Order shall be binding upon the parties hereto and their successors, assigns, and receivers. If, prior to the termination of this Consent Agreement and Order, Central merges with any other corporation or sells, assigns, or otherwise transfers substantially all of its assets, Central shall provide reasonable prior notice to the surviving corporation or, in the case of an asset sale, assignment, or transfer, the

Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

purchaser, transferee, or assignee of substantially all of Central's assets, of this Consent Agreement and Order, and of its binding effect upon said surviving corporation, purchaser, assignee, or transferee. The existence of this Consent Agreement and Order and their binding effect shall be noted in any agreement between Central and such surviving corporation, purchaser, transferee, or assignee. It shall be a condition of any such merger, sale, assignment, or transfer that the surviving corporation or, in the case of an asset sale, the purchaser, assignee; or transferee, execute a document agreeing to be bound by the provisions of this Consent Agreement and Order and to submit to the jurisdiction of the Commission for purposes of enforcement of this Consent Agreement and Order. In the event of any merger or sale, transfer, or assignment of substantially all of Central's assets, notice shall be provided to the staff no later than 15 days prior to any such merger or asset sale, transfer, or assignment.

        21. This Consent Agreement and Order have been negotiated by the parties. Central is not relying on the advice of the staff, nor anyone associated with the staff, as to legal, tax, or other consequences of any kind arising out of this Consent Agreement and Order, and Central specifically assumes the risk of all such legal, tax and other consequences.

         22. For all purposes, this Consent Agreement and Order shall constitute an enforceable judgment obtained in an action or proceeding by a governmental unit to enforce its police or regulatory power. Central acknowledges and agrees that this Agreement and Order are pursuant to the Commission's police or regulatory power to remedy the risk

Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

created by and protect the public from a substantial product hazard which the Commission believes is presented by Omega sprinklers, and that the Agreement and Order are not subject to an automatic stay if Central becomes the subject of a bankruptcy proceeding.

        23. If all of the Replacement Sprinklers are not listed or approved by Underwriters' Laboratories Inc. ("UL") and all of the exclusively non-residential Replacement Sprinklers are not listed or approved by Factory Mutual Research Corporation ("FMRC") by November 1, 1998, or if the listing or approval of any of the Replacement Sprinklers by UL or FMRC is withdrawn, discontinued or modified at any time, for any reason whatsoever, the Commission, at its sole discretion and upon reasonable notice to Central, may void, suspend, or rescind all or any part of this Consent Agreement and Order.

         24. The Commission at its sole discretion and upon reasonable notice to Central, may void, suspend, or rescind all or any part of this Consent Agreement and Order if Central has made material misrepresentations regarding its current financial condition, manufacturing and shipping costs for Replacement Sprinklers and Replacement Parts, the number of Omega sprinklers remaining to be remediated (approximately 8.4 million), and/or the projected costs of administering the recall and replacement program in this Agreement and Order, and the staff has relied on those misrepresentations in entering into this Agreement. Appendix D of the Order lists those documents containing representations deemed material by the parties.

Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

         25. Beginning 3 months after the effective date of the Commission's Order, and for every 3 months thereafter until the expiration or final determination of the Claims as defined in Paragraph 1.c, of Appendix C of the Order, Central shall provide to the staff a full report on the progress and status of the Claims as defined in Paragraph 1.c of Appendix C of the Order, and the progress and status of the remediation program set forth in this Agreement and Order, including but not limited to the payments made to the Trust as defined in Appendix C of the Order, and the expenses paid and/or incurred for notice and administration of the remediation program set forth in this Agreement and Order. Central shall provide, with these reports, the daily timesheets, with descriptions of all work performed, of each Central employee involved in administration of the remediation program, for the time period since the last report date. At any time, upon reasonable written notice, the Commission may require Central to submit to an independent or Commission review and/or audit of the remediation program set forth in this Consent Agreement and Order, and/or any Claims as defined in Paragraph 1.c of Appendix C. Central shall provide the staff with a copy of every audit report of its financial condition within 5 business days of the date the report is prepared.

         26. If, after the effective date hereof, any provision of this Consent Agreement and Order is held to be illegal, invalid, or unenforceable under present or future laws effective during the terms of this Consent Agreement and Order, such provision shall be fully severable. The rest of the Agreement and Order shall remain in full effect, unless the

Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

Commission determines that severing the provision materially impacts the remediation program set forth in this Agreement and Order.

         27. Central acknowledges that this Consent Agreement and Order have been negotiated between unrelated, sophisticated and knowledgeable parties acting in their own self-interest and represented by counsel, and the provisions of this Consent Agreement and Order shall not be interpreted or construed against any person or entity because that person or entity or any of its attorneys or representatives drafter or participated in drafting this Consent Agreement.

         28. The provisions of this Consent Agreement and Order shall be interpreted in a reasonable manner to effect its purpose to remedy the alleged hazard that Omegas pose. In the event of a dispute between the parties arising under this Consent Agreement and Order, the parties agree to submit the issue for determination by the Commission. Except as stated to the contrary in Paragraph 7 through 10 of Appendix C of the Order, Central shall have the right to seek judicial review of the Commission decision, such review to be based upon the record of any such Commission proceeding and according to law.


         29. The existence of a dispute shall not excuse, toll, or suspend any obligation or deadline imposed upon Central under this Consent Agreement and Order.

         30. This Consent Agreement and Order shall not be waived, changed, amended, modified, or otherwise altered, except in writing by the party or parties against


Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.
                                       9
whom such amendment, modification, alteration, or waiver is sought to be enforced, and approved by the Commission.


Dated: October 1, 1998

/s/  Eric xxxxxxxxxx                       /s/ J. Gordon Cooney, Jr.
---------------------------------------    -------------------------------------
Deborah S. Orlove, Esq.                    J. Gordon Cooney, Jr., Esq.
Eric H. Singer, Esq.                       Emily J. Lawrence, Esq.
Howard N. Tarnoff, Esq.                    MORGAN, LEWIS & BOCKIUS LLP
Complaint Counsel                          2000 One Logan Square
U.S. Consumer Product Safety Commission    Philadelphia, PA 19103
Office of Compliance                       (215) 963-5000
4330 East West Highway
Bethesda, MD 20814
(301) 504-0626

Of Counsel                                 Michael F. Healy, Esq.
Eric L. Stone                              MORGAN, LEWIS & BOCKIUS LLP
Director, Legal Division                   1800 M Street, NW
Alan H. Schoem                             Washington, DC 20036-5869
Assistant Executive Director               (202) 467-7000
Office of Compliance
                                           John C. Fenningham, Esq.
Complaint Counsel                          CORR, STEVENS & FENNINGHAM
                                           Five Neshaminy Interplex, Suite 315
                                           Trevose, PA 19053
                                           (215) 639-4070
                                           Counsel for Respondents

                                           /s/ E. Talbot Briddell
                                           -------------------------------------
                                           E. Talbot Briddell
                                           CEO, Central Sprinkler Corp. and
                                           Central Sprinkler Co.


Accepted and Approved:                  Accepted and Approved:

---------------------------             --------------------------------
CPSC Office of Compliance               Respondents Central Sprinkler Co.
                                           and Central Sprinkler Corp.

                                    APPENDIX
                                        A

                                   Appendix A

                   Central Sprinkler Omega Notification Plan

Central's Efforts to Generate Editorial Coverage of Program - ongoing efforts by Buchanan and Associates

Local Print Advertising (Newspapers)

o  Proposed notice is set out in Exhibit I

o Eighty-seven 3-column x 7.5" ads will appear in 79 newspapers in each of the 68 targeted counties (Exhibit 2). The newspaper coverage will include the Arizona Republic, Los Angeles Times, (2 x), San Francisco Chronicle, Denver Post, Washington Post, Atlanta Journal, Chicago Tribune (2x), New York Times, Philadelphia Inquirer (2x), and Dallas Morning News, as well as other papers noted in Exhibit 3. The notices will appear in the front section of the national news by November 1, 1998.

o Repeat notice - Central to place at least one ad in one local/regionalized paper in each of the 68 targeted counties on or around May 1, 1999. Such notice to only include information about the recall. This notice must be approved by CPSC staff.

Trade Publication Advertising

Paid Ads Using Exhibit I to be purchased for the following publications for the next available issue within 8 business days of CPSC press announcement

o  Buildings Magazine

o  Building Operating Management

o  Commercial Property News

o  National Real Estate Investor

o  Journal of Property Management

o  Facilities Design and Management

o  Fire Protection Contractor (FPC)

o  Sprinkler Age

o  NFPA Journal

National Print Advertising

(Using Exhibit 1 and purchased for publication within 8 business days of CPSC press announcement)

o  2/5th page ad in Parade Magazine

o  Digest size ad in USA Weekend

o  Full-page ad in Reader's Digest

o  Full page ad in seven local editions of TV Guide

Direct Notice Communications

o First class letter with appropriate outer signal words as attached hereto including the following documents in the following order: letter to consumers (Exhibit 4), Proof of Claim, Waiver and Release of Claims, Request for Exclusion, Verification Forms, product identification information, and long form class action notice. This notice will be mailed to the identified consumers set forth below within 8 business days of CPSC announcement (where applicable).

   o All individuals who filed claims against Central Sprinkler for Omega Series Sprinklers.

   o All individuals who called the toll free Central Sprinkler Omega information line regarding Omega Series Sprinklers.

   o All individuals who call the 1-800 automated telephone number or write requesting the Class Notice or Recall as a result of seeing the published notice.

o Within 30 days of CPSC press announcement, subject to availability of mailing lists, mailing of first class letter, with appropriate outer signal words substantially in the form set out in the attached letter to AHJs (Exhibit 4) including Proof of Claim, Waiver and Release of Claims Form, Request for Exclusion, Verification Forms product identification information, and long term class notice to:

   o Authorities having jurisdiction in counties with sprinkler laws, regulations or ordinances.

o Within 30 days of CPSC press announcement, subject to availability of mailing lists, mailing of first class letter, with appropriate outer signal words, in the form substantially set out in consumer letter and Proof of Claim, Waiver and Release of Claims, Verification Forms and product identification information to:

   o  Organizations identified through purchased mailing lists for:

      Hospitals
      Nursing and Convalescent Homes
      Hotels & Motels
      School Districts
      Colleges & Universities
      Approximately 14,334 U.S. members of the Building Owners and Managers Association (BOMA).

o Within 30 days of CPSC press announcement, subject to availability of mailing lists, mailing of first class letter, with appropriate outer signal words, substantially in the form set out in the attached letter to AHJs, with product identification information to:

      Insurance-Homeowners
      Insurance-Property & Casualty
      Authorities Having Jurisdiction known to Central Sprinkler in counties without sprinkler laws, regulations or ordinances
      Distributors, Contractors, and End-users known to Central Sprinkler Member of American Fire Sprinkler Association, National Fire Sprinkler Association, and Home Inspectors Associations

o Within 30 days of CPSC press announcement, subject to availability of mailing lists, mailing of first class letter, with appropriate outer signal words, substantially in the form set out in the attached letter to AHJs, including Proof of Claim, Waiver and Release of Claims and Verification Forms, long form class notice and product identification information to the executive directors of:

      National Association of Homebuilders
      Home Fire Sprinkler Coalition
      Fire Marshals Association of North America
      Fire Sprinkler Education Foundation, Inc.
      International Association of Fire Chiefs
      National Fire Protection Association
      Operation Life Safety

      Consumer Federation of America
      Consumer Information Center
      Consumer Union of United States
      National Consumer League

o Written letter by first class mail to members of the American Waterworks Association in 68 targeted counties to provide notice of the corrective action either as part of water bills or consumer newsletters. CPSC to approve language for letter.

Computer Posting

o A public service announcement will be posted on appropriate legal, consumer, fire safety and related bulletin boards on Usenet News groups (Exhibit 5) and major online services (i.e., America Online, etc.) directed to professionals and consumers. In addition to any other contact information, the online PSA will include a link to the Central Omega program website.

o The notices of Recall and Settlement, Proof of Claim, Verification and Waiver and Release of Claims forms will be posted on the Omega website to provide access to the notice and other pertinent information. The website will be listed with major search engines.

o In addition, hyperlinks may be established with other websites, including CPSC's, related to fire safety, legal and construction-related issues to allow access to the class action and recall notice.

Telephone Support

1-800 REQUEST-LINE

All print advertising will direct the reader to call a 1-800 telephone number, to write to an address or to go to the website in order to receive the Notice of recall and settlement and related forms.

A 1-800 896-5685 interactive telephone number will be utilized. A pre-recorded message will welcome callers to the line. Callers will be directed through a series of steps that will allow the system to capture their names, mailing addresses and phone numbers.

Names and addresses will be downloaded and transcribed within 48 hours. Consumers will be mailed class action notice/recall package within 8 business days of consumer call until November 15, 1998 and thereafter within 5 business days.

1-800 OMEGA INFORMATION LINE

The Notice of recall and settlement will include Central Sprinkler's toll-free Omega information line. If potential Class Members have questions after reviewing the Notice of recall and settlement, they will be able to speak with a Central customer service representative. All customer service representatives will be trained by Central Sprinkler. A question and answer document incorporating a list of commonly asked questions is being drafted in advance so that customer service representatives will be prepared with scripted answers. The script will be updated periodically to include new information and answers to added questions. Central intends to dedicate 20 customer service representatives staggered throughout the operational period for the first 6 weeks from the date of the Notice of recall and settlement. The Omega information line will operate from 7:00 a.m. until 9:00 p.m. Monday through Friday for the first six weeks. Staffing for the Omega information line thereafter will be assessed after week 6.

Accepted and Approved:                         Accepted and Approved:


/s/                                            /s/
--------------------------                     ---------------------------------
CPSC Office of Compliance                      Respondents Central Sprinkler Co.
                                               and Central Sprinkler Corp.

                                   EXHIBIT 1

--------------------------------------------------------------------------------
                            IMPORTANT SAFETY RECALL
                          AND CLASS ACTION SETTLEMENT
--------------------------------------------------------------------------------
                FOR HOME OWNERS/BUILDING OWNERS WITH OMEGA BRAND

             FIRE SPRINKLERS MANUFACTURED BY CENTRAL SPRINKLER CO.
--------------------------------------------------------------------------------

Central Sprinkler Company ("Central") and the United States Consumer Product Safety Commission are announcing a settlement involving the recall and replacement of approximately 6.4 million Omega brand fire sprinklers manufactured since 1982 by Central. Plaintiffs in two suits representing a nationwide class have preliminarily settled their suits and are also announcing the suitability of a remedy. Omega fire sprinklers are installed in homes, offices, hospitals, schools and other buildings around the country.

OMEGA FIRE SPRINKLERS COULD LIKELY FAIL IN A FIRE, WHICH COULD RESULT IN BODILY INJURY OR DEATH.

                             IDENTIFYING SPRINKLERS
Numerous models of the Omega fire sprinklers are involved. On most models, consumers will be able to see one to three flat round metal disks attached one above the other with a small space between each disk. However, because it may be difficult to determine whether Omegas are installed, consumers are encouraged to call the toll free number below for product identification or contact their architect, builder, sprinkler contractor, plumber, homeowners' association or property manager to determine if Omegas are installed in their residence or facility.

Building owners and consumers are urged to take immediate action and call the Omega information line to learn more about the recall, how to identify Omega sprinklers, obtain a Proof of Claim form, and obtain further information about the settlement, including how to participate in the settlement and how the settlement may affect their legal rights.

                             SPRINKLER REPLACEMENTS

For consumers to get replacement sprinklers and any reimbursement towards installation costs, they must submit the Proof of Claim and Release Forms to Central postmarked by August 1, 1999. Consumers submitting Proof of Claim and Release Forms postmarked after August 1, 1999 but before November 1, 2001 all qualify to receive replacement sprinklers (though not reimbursement).

Until free replacement sprinklers are provided, consumers need to protect themselves against fire, have working smoke detectors and have adequate escape plans.

                                  CLASS ACTION
If you are an owner or operator of a building that is or was equipped with Omega fire sprinklers, your legal rights may be affected by the proposed class action settlement which, if approved by the court, will result in the release of certain claims.

Complete information about your rights as a class member, the settlement approval process, how to exclude yourself from the settlement class, how to object or comment on the settlement, and how to make a claim for replacement sprinklers and costs, including important dates and deadlines, is available in the Full Notice of Settlement.

--------------------------------------------------------------------------------
                FOR FURTHER INFORMATION AND A COPY OF THE RECALL
                  AND FULL NOTICE OF CLASS ACTION SETTLEMENT,

                              CALL: 1-800-896-5685

               OR WRITE: P.O. BOX 1555; FAIRMONT, MN 55021-1555

                     OR VISIT: http://www. xxxxxx.com/xxxx

                        PLEASE DO NOT CONTACT THE COURT.
             DATED: March XX, 19xx COMMISSIONER BRUCE E. MITCHELL

             The lawsuit and settlement are under consideration in
         Hail v. Carter Sprinkler Corp. No. SCI, 78727 (Cal. Super Ct).
                              It is pending before
    Commissioner Bruce E. Mitchell in the Los Angeles County Superior Court.
--------------------------------------------------------------------------------

                          CENTRAL SPRINKLER NOTICE PLAN
                 NEWSPAPERS ADVERTISING IN 68 TARGETED COUNTIES

--------------------------------------------------------------------------------------------------------------
STATE     CITY                          NEWSPAPER                       CIRCULATION               INSERTIONS
--------------------------------------------------------------------------------------------------------------
 AZ       Phoenix                       Arizona Republic, Gazette          581,337                     1
--------------------------------------------------------------------------------------------------------------
 CA       Los Angeles                   Times                            1,400,397                     2
--------------------------------------------------------------------------------------------------------------
 CA       San Francisco                 Chronicle, Examiner                639,719                     1
--------------------------------------------------------------------------------------------------------------
 CA       San Diego                     Union-Tribune                      452,980                     1
--------------------------------------------------------------------------------------------------------------
 CA       Orange County                 Register                           416,071                     1
--------------------------------------------------------------------------------------------------------------
 CA       Sacramento                    Bee                                350,345                     1
--------------------------------------------------------------------------------------------------------------
 CA       San Jose                      Mercury News                       347,275                     1
--------------------------------------------------------------------------------------------------------------
 CA       Los Angeles/Torrance          Daily Breeze                       218,427                     1
--------------------------------------------------------------------------------------------------------------
 CA       Los Angeles                   Daily News                         218,427                     1
--------------------------------------------------------------------------------------------------------------
 CA       Oakland                       Alameda-Oakland Metro Group        194,240                     1
--------------------------------------------------------------------------------------------------------------
 CA       Freemont-Newark               Argus                                 -                        1
--------------------------------------------------------------------------------------------------------------
 CA       Haywood                       Review                                -                        1
--------------------------------------------------------------------------------------------------------------
 CA       Plessanton                    Tri-Valley Herald                     -                        1
--------------------------------------------------------------------------------------------------------------
 CA       San Maleo                     County Times                          -                        1
--------------------------------------------------------------------------------------------------------------
 CA       Fresno                        Bee                                188,793                     1
--------------------------------------------------------------------------------------------------------------
 CA       Riverside                     Press-Enterprise                   173,533                     1
--------------------------------------------------------------------------------------------------------------
 CA       Los Angeles                   Press-Telegram                     128,106                     1
--------------------------------------------------------------------------------------------------------------
 CA       Walnut Creek                  Contra Costa Times Combo           106,140                     1
--------------------------------------------------------------------------------------------------------------
 CA       Antooh                        Ledger/Dispatch                       -                        1
--------------------------------------------------------------------------------------------------------------
 CA       Plessanton                    Valley Times                          -                        1
--------------------------------------------------------------------------------------------------------------
 CA       Richmond                      West County Times                     -                        1
--------------------------------------------------------------------------------------------------------------
 CA       Ventura County                Star                               103,069                     1
--------------------------------------------------------------------------------------------------------------
 CA       Santa Rosa                    Press Democrat                     102,745                     1
--------------------------------------------------------------------------------------------------------------
 CA       San Bernadino County          Sun                                 94,288                     1
--------------------------------------------------------------------------------------------------------------
 CA       Ontario-Inland Valley         Bulletin                            83,388                     1
--------------------------------------------------------------------------------------------------------------
 CA       Stockton                      Record                              82,144                     1
--------------------------------------------------------------------------------------------------------------
 CA       Santa Barbara                 News-Press                          51,421                     1
--------------------------------------------------------------------------------------------------------------
 CA       Palm Springs                  The Desert Sun                      50,725                     1
--------------------------------------------------------------------------------------------------------------
 CA       Marin County                  Independent Journal                 42,772                     1
--------------------------------------------------------------------------------------------------------------
 CA       Redding                       Record Searchlight                  39,667                     1
--------------------------------------------------------------------------------------------------------------

                        Kinsella Communications, Ltd.

----------------------------------------------------------------------------------------------------------------
STATE     CITY                          NEWSPAPER                       CIRCULATION                 INSERTIONS
----------------------------------------------------------------------------------------------------------------
 CA       Monterey                      County Herald                       39,238                       2
----------------------------------------------------------------------------------------------------------------
 CA       San Luis Oblapo               Telegram - Tribune                  33,722                       1
----------------------------------------------------------------------------------------------------------------
 CA       Santa Cruz                    County Sentinel                     29,829                       1
----------------------------------------------------------------------------------------------------------------
 CA       Salnas                        Californian                         21,096                       2
----------------------------------------------------------------------------------------------------------------
 CA       Vallejo                       Times-Herald                        20,477                       1
----------------------------------------------------------------------------------------------------------------
 CA       Napa                          Napa Valley Register                19,639                       1
----------------------------------------------------------------------------------------------------------------
 CO       Denver                        Post                               456,237                       1
----------------------------------------------------------------------------------------------------------------
 CO       Denver                        Rocky Mountain News                422,601                       1
----------------------------------------------------------------------------------------------------------------
 CO       Fort Collins                  Coloradoan                          35,165                       1
----------------------------------------------------------------------------------------------------------------
 DC       Washington                    Post                             1,129,519                       1
----------------------------------------------------------------------------------------------------------------
 DE       Wilmington                    News Journal                       150,287                       1
----------------------------------------------------------------------------------------------------------------
 FL       Orlando                       Sentinel                           388,722                       1
----------------------------------------------------------------------------------------------------------------
 FL       Tampa                         Tribune                            350,539                       1
----------------------------------------------------------------------------------------------------------------
 FL       West Palm Beach               Post                               224,211                       1
----------------------------------------------------------------------------------------------------------------
 FL       Fort Myers                    News-Press                         103,367                       1
----------------------------------------------------------------------------------------------------------------
 FL       Naples                        News                                62,183                       1
----------------------------------------------------------------------------------------------------------------
 FL       Bradenton                     Herald                              49,545                       1
----------------------------------------------------------------------------------------------------------------
 GA       Atlanta                       Journal-Constitution               701,982                       1
----------------------------------------------------------------------------------------------------------------
 GA       Savannah                      News & Press                        77,070                       1
----------------------------------------------------------------------------------------------------------------
 GA       Lawrenceville                 Gwinnett Daily Post                 12,799                       1
----------------------------------------------------------------------------------------------------------------
 HI       Honolulu                      Advertiser & Star-Bulletin         193,318                       1
----------------------------------------------------------------------------------------------------------------
 IL       Chicago                       Tribune                          1,074,814                       2
----------------------------------------------------------------------------------------------------------------
 IL       Chicago                       Sun-Times                          466,116                       2
----------------------------------------------------------------------------------------------------------------
 IL       Chicago                       Daily Herald                       153,081                       2
----------------------------------------------------------------------------------------------------------------
 IL       Chicago                       Southtown                           65,167                       2
----------------------------------------------------------------------------------------------------------------
 MD       Baltimore                     Sun                                471,637                       1
----------------------------------------------------------------------------------------------------------------
 MD       Annapolis                     Capital                             83,507                       1
----------------------------------------------------------------------------------------------------------------
 NJ       Newton                        New Jersey Herald                   35,714                       1
----------------------------------------------------------------------------------------------------------------
 NY       New York City                 Times                            1,644,128                       1
----------------------------------------------------------------------------------------------------------------
 NY       White Plains                  Gannett Suburban Newspapers        185,843                       1
----------------------------------------------------------------------------------------------------------------
 NY       Poughkeepsie                  Journal                             58,126                       1
----------------------------------------------------------------------------------------------------------------
 OH       Cleveland                     Plain Dealer                       513,045                       1
----------------------------------------------------------------------------------------------------------------
 OH       Columbus                      Dispatch                           383,829                       1
----------------------------------------------------------------------------------------------------------------
 OH       Delaware                      Gazette                              8,038                       1
----------------------------------------------------------------------------------------------------------------

                        Kinsella Communications, Ltd.

----------------------------------------------------------------------------------------------------------------
STATE     CITY                          NEWSPAPER                       CIRCULATION                 INSERTIONS
----------------------------------------------------------------------------------------------------------------
 PA       Philadelphia                  Inquirer                           901,891                       2
----------------------------------------------------------------------------------------------------------------
 PA       Pittsburgh                    Post Gazette                       424,431                       1
----------------------------------------------------------------------------------------------------------------
 PA       Philadelphia                  Greater Philadelphia Newspapers    173,421                       1
----------------------------------------------------------------------------------------------------------------
 PA       York                          Dispatch Record News                92,682                       1
----------------------------------------------------------------------------------------------------------------
 PA       Wilkse-Barre                  Times Leader                        67,763                       1
----------------------------------------------------------------------------------------------------------------
 PA       Chester                       Delaware County Times               50,127                       1
----------------------------------------------------------------------------------------------------------------
 PA       West Chester                  Local News                          32,920                       1
----------------------------------------------------------------------------------------------------------------
 PA       Wilkse-Barre                  Citizens' Voice                     29,476                       1
----------------------------------------------------------------------------------------------------------------
 TX       Dallas                        Morning News                       800,308                       1
----------------------------------------------------------------------------------------------------------------
 UT       Salt Lake City                Tribune & Deseret News             230,259                       1
----------------------------------------------------------------------------------------------------------------
 VA       Virginia Beach                Virginian-Pilot                    235,480                       1
----------------------------------------------------------------------------------------------------------------
 WA       Seattle                       Times/Post-Intelligencer           502,134                       1
----------------------------------------------------------------------------------------------------------------
 WA       Bellevue                      Eastside Journal                    48,284                       1
----------------------------------------------------------------------------------------------------------------
 WA       Port Angeles                  Peninsula News                      27,464                       1
----------------------------------------------------------------------------------------------------------------
 WI       Madison                       Capital Times                      161,562                       1
================================================================================================================
TOTALS                                  79 Newspapers                   19,488,570                      87







                        Kinsella Communications, Ltd.

                                Central Sprinkler
                         Reach and Frequency by County

State          County                   Reach               Freq.
--------------------------------------------------------------------
 WA       Clallam                       99.9%               2.7
--------------------------------------------------------------------
 CA       Shasta                        99.7%               2.4
--------------------------------------------------------------------
 GA       Gwinnett                      99.7%               2.3
--------------------------------------------------------------------
 CA       Marin                         99.3%               3.0
--------------------------------------------------------------------
 CO       Adams                         99.3%               3.0
--------------------------------------------------------------------
 FL       Seminole                      99.2%               2.3
--------------------------------------------------------------------
 WI       Dane                          99.2%               2.1
--------------------------------------------------------------------
 CA       Sonorna                       99.1%               2.5
--------------------------------------------------------------------
 FL       Hillsbourgh                   99.1%               2.1
--------------------------------------------------------------------
 CA       Fresno                        99.1%               2.1
--------------------------------------------------------------------
 PA       Montgomery                    98.9%               3.0
--------------------------------------------------------------------
 CA       Yolo                          98.9%               1.9
--------------------------------------------------------------------
 TX       Dallas                        98.8%               2.1
--------------------------------------------------------------------
 CA       Orange                        98.7%               2.9
--------------------------------------------------------------------
 MD       Baltimore                     98.4%               2.1
--------------------------------------------------------------------
 CO       Larimer                       98.3%               2.8
--------------------------------------------------------------------
 WA       King                          98.3%               2.2
--------------------------------------------------------------------
 PA       York                          98.3%               2.1
--------------------------------------------------------------------
 CA       Sacramento                    98.3%               2.1
--------------------------------------------------------------------
 FL       Orange                        98.2%               2.0
--------------------------------------------------------------------
 HI       Honolulu                      98.0%               2.0
--------------------------------------------------------------------
 CA       Ventura                       97.9%               2.8
--------------------------------------------------------------------
 AZ       Maricopa                      97.4%               2.0
--------------------------------------------------------------------
 CA       Riverside                     97.3%               2.6
--------------------------------------------------------------------
 MD       Howard                        97.3%               2.2
--------------------------------------------------------------------
 MD       Montgomery                    97.2%               1.9
--------------------------------------------------------------------
 CA       Napa                          97.1%               2.6
--------------------------------------------------------------------
 VA       Fairfax                       97.1%               1.9
--------------------------------------------------------------------
 UT       Salt Lake                     96.9%               2.0
--------------------------------------------------------------------
 MD       Prince George's               96.9%               2.0
--------------------------------------------------------------------
 GA       Cobb                          98.8%               2.1
--------------------------------------------------------------------
 IL       Du Page                       96.7%               3.1
--------------------------------------------------------------------
 OH       Delaware                      96.7%               1.7
--------------------------------------------------------------------
 PA       Bucks                         96.5%               2.8
--------------------------------------------------------------------
 FL       Manatee                       95.2%               2.3
--------------------------------------------------------------------
 GA       Chatham                       96.2%               1.9
--------------------------------------------------------------------

                          Kinsella Communications, Ltd.

State          County                   Reach               Freq.
--------------------------------------------------------------------
 CA       Contra Costra                 96.1%               2.4
--------------------------------------------------------------------
 VA       Virginia Beach                95.9%               1.9
--------------------------------------------------------------------
 CA       Santa Clara                   95.8%               1.9
--------------------------------------------------------------------
 PA       Delaware                      95.8%               2.7
--------------------------------------------------------------------
 CO       Boulder                       95.2%               2.4
--------------------------------------------------------------------
 PA       Chester                       95.1%               2.8
--------------------------------------------------------------------
 FL       Lee                           94.8%               1.7
--------------------------------------------------------------------
 CA       San Luis Obispo               94.7%               2.2
--------------------------------------------------------------------
 MD       Anne Arundel                  94.6%               2.4
--------------------------------------------------------------------
 DE       New Castle                    94.5%               1.9
--------------------------------------------------------------------
 CA       San Diego                     94.4%               2.0
--------------------------------------------------------------------
 CA       San Mateo                     94.1%               2.0
--------------------------------------------------------------------
 FL       Palm Beach                    94.1%               1.9
--------------------------------------------------------------------
 CA       San Francisco                 93.9%               1.8
--------------------------------------------------------------------
 IL       Lake                          93.4%               2.9
--------------------------------------------------------------------
 FL       Colliar                       93.3%               1.7
--------------------------------------------------------------------
 NY       Dutchess                      93.3%               1.6
--------------------------------------------------------------------
 NJ       Sussex                        93.0%               2.4
--------------------------------------------------------------------
 CA       Santa Barbara                 93.0%               2.3
--------------------------------------------------------------------
 CA       San Joaquin*                  92.9%               2.2
--------------------------------------------------------------------
 CA       Santa Cruz*                   92.4%               2.4
--------------------------------------------------------------------
 PA       Allegheny                     92.1%               1.8
--------------------------------------------------------------------
 CA       Alameda*                      91.9%               2.4
--------------------------------------------------------------------
 CA       San Bernardino*               91.4%               2.8
--------------------------------------------------------------------
 NY       Westchester*                  91.0%               2.0
--------------------------------------------------------------------
 CA       Solano*                       90.7%               2.4
--------------------------------------------------------------------
 PA       Luzerne                       90.6%               2.2
--------------------------------------------------------------------
 CA       Los Angeles*                  90.3%               2.4
--------------------------------------------------------------------
 OH       Cuyahoga*                     90.1%               1.3
--------------------------------------------------------------------
 CA       Monterey*                     89.9%               2.5
--------------------------------------------------------------------
 PA       Philadelphia*                 89.7%               2.3
--------------------------------------------------------------------
 IL       Cook*                         89.6%               2.7
--------------------------------------------------------------------


                  *Includes Reach from TV Guide Local Edition

                          Kinsella Communications, Ltd.

                                   EXHIBIT 4

                     (Final Versions of Consumer Letter and
                       AHJ Letter to be Provided by CPSS)

                          IMPORTANT SAFETY INFORMATION
           RECALL OF CENTRAL SPRINKLER'S OMEGA BRAND FIRE SPRINKLERS

To Consumer/Homeowner:

         The Consumer Product Safety Commission (CPSC) and Central Sprinkler recently announced the recall of all Omega fire sprinklers. According to the CPSC, these sprinklers are defective and could likely fail in a fire, which could result in bodily injury or death.

         Please read the entire attached packet of information carefully. It is very important for you to determine if Omega sprinklers are installed in your home or building. The notice contains product information regarding the recall with the CPSC, as well as the preliminary settlement Central has reached with several private class action lawsuits. Please refer to the product information sheets which explain how to identify Omega sprinklers. Because sprinklers can be difficult to identify, we urge you to check with your architect, builder, sprinkler contractor, plumber, homeowners, association or property manager.

         This recall is available to all owners of Omega fire sprinklers. To participate in the recall you must complete the enclosed Proof of Claim Form and Waiver and Release of Claims Form as soon as possible and return them to Central Sprinkler at the address indicated in the Proof of Claim Form. Central Sprinkler will mail you a free replacement sprinkler for every Omega sprinkler owned.

         In order to receive replacement sprinklers and to qualify for reimbursement toward installation costs, you must complete the Proof of Claim Form and the accompanying Waiver and Release of Claim Form and return them to Central Sprinkler, postmarked by August 1, 1999. Although it is important to provide complete information, please submit your Proof of Claim Form postmarked by August 1, 1999, even if you can not provide complete responses to all the questions. In order to receive reimbursement toward installation costs, you must complete and return the Verification Form within 365 days after you receive your replacement sprinklers. Those owners filing a Proof of Claim and Waiver and of Release of Claims Forms postmarked after August 1, 1999 but before November 1, 2001, still qualify to receive replacement sprinklers (though not reimbursement). The recall terms may also provide benefits to those who have already replaced Omegas between May 1, 1996 and the effective date of the Commission's Order.

         Please read all of this information carefully, as it explains your legal rights and obligations. If you have any questions about how to complete the forms or how to identify an Omega sprinkler, please call the Omega Hotline at 1-800-896-5685.

         Do not delay! Take action today. Until you receive your free replacement sprinklers, you should have a well-defined and rehearsed escape plan, an alternate plan and working smoke detectors on every floor of your home, especially near bedrooms.

                          IMPORTANT SAFETY INFORMATION
           RECALL OF CENTRAL SPRINKLER'S OMEGA BRAND FIRE SPRINKLERS

                                October x, 1998

Dear Authority Having Jurisdiction:

         I am writing to share with you urgent news regarding Omega fire sprinklers that may well be installed in your area. If you are not already, you must become aware of and familiarize yourself with this situation, the new steps being taken to correct it, and the vital role you play by your action in protecting consumer safety.

         In cooperation with the United States Consumer Product Safety Commission (CPSC), Central Sprinkler is recalling approximately 8.4 million Omega series sprinklers now in service. According to the CPSC, these sprinklers are defective, and could likely fail in a fire.

         The recall is comprehensive and fundamentally different from our prior remediation and notice efforts over the past three years. We are recalling all Omega sprinklers in service, including Omegas containing an EPDM o-ring made before June, 1996 and Omegas that contain a silicone o-ring made after June 1996. The recall encompasses Omegas from all dates of manufacture that are installed in all piping systems -- not simply steel, but polybutylene, CPVC, and copper, including those Omegas made after 1991. The recall involves no removal and testing of Omega field samples, upon which remediation was previously conditioned. The recall is not site-specific. It is total. As part of the recall, Central will provide to all Omega owners -- free of charge -- an approved Quick Response GB sprinkler as a replacement. The company has also established a special Trust to help building owners and homeowners defray the costs associated with replacing the sprinklers. The recall terms may also provide benefits to those who have already replaced Omegas between May 1, 1996 and the effective date of the Commission's Order.

         The first order of business is to help identify locations containing Omega sprinklers and to help owners and residents of sprinklered properties determine whether they have Omegas. The attached Notice includes product identification to help you and property and homeowners in your area determine whether they have Omega sprinklers on their premises, and if they do, which model they have. As you may know, on all models of Omega sprinklers, you will see a heat collector assembly, comprised of one to three flat metal disks or fins and inside of which sit a plunger and fusible link. On some Omega models, the word "Central" or the letters "CSC" may be visible on the deflector shield.

Building and homeowners who have Omegas installed in their buildings should call 1-800-896-5685 as soon as possible to request a Proof of Claim Form and Waiver and Release of Claims Form, which must be completed in order to receive free replacement sprinklers. In order to receive any reimbursement for replacement costs, owners must submit a completed Proof of Claim Form and a Waiver and Release of Claims Form to Central Sprinkler by August 1, 1999. Details on completing the forms are included in the enclosed Notice packet. Please feel free to distribute copies of this letter to owners of Omegas in your jurisdiction. Those owners filing a Proof of Claim and Waiver and Release of Claims Form postmarked after August 1, 1999 but before November 1, 2001, still qualify to receive replacement sprinklers (though not reimbursement).

         We are utilizing advertising, direct mail notices and news stories to inform consumers about the recall. However, in identifying buildings and residences that contain Omegas there is no substitute for personal intervention from fire protection leaders such as yourself. Along with the CPSC, we encourage you to help us spread the word about this recall to protect the public health and safety.

         Please keep these two phone numbers handy when you and your constituents need further assistance:

- Call the Omega Information Line - 1-800-896-5685 to learn more about how to identify an Omega sprinkler and to obtain a Proof of Claim Form. This is the first number consumers should call to initiate the replacement effort.

- If you have any questions about the recall and replacement effort that are not answered by the Omega Information or the Notice packet, you may call Central Sprinkler's Omega Hotline at 1-800-xxx-xxxx.

        On behalf of all of us who are committed to fire prevention and protection, we thank for your support in this effort.

                          IMPORTANT SAFETY INFORMATION
           RECALL OF CENTRAL SPRINKLER'S OMEGA BRAND FIRE SPRINKLERS

                                October x, 1998

Dear Authority Having Jurisdiction:

         I am writing to share with you urgent news regarding Omega fire sprinklers that may well be installed in your area. If you are not already, you must become aware of and familiarize yourself with this situation, the new steps being taken to correct it, and the vital role you play by your action in protecting consumer safety.

         In cooperation with the United States Consumer Product Safety Commission (CPSC), Central Sprinkler is recalling approximately 8.4 million Omega series sprinklers now in service. According to the CPSC, these sprinklers are defective, and could likely fail in a fire.

         The recall is comprehensive and fundamentally different from our prior remediation and notice efforts over the past three years. We are recalling all Omega sprinklers in service, including Omegas containing an EPDM o-ring made before June, 1996 and Omegas that contain a silicone o-ring made after June 1996. The recall encompasses Omegas from all dates of manufacture that are installed in all piping systems -- not simply steel, but polybutylene, CPVC, and copper, including those Omegas made after 1991. The recall involves no removal and testing of Omega field samples, upon which remediation was previously conditioned. The recall is not site-specific. It is total. As part of the recall, Central will provide to all Omega owners -- free of charge -- an approved Quick Response GB sprinkler as a replacement. The company has also established a special Trust to help building owners and homeowners defray the costs associated with replacing the sprinklers. The recall terms may also provide benefits to those who have ' already replaced Omegas between May 1, 1996 and the effective date of the Commission's Order.

         The first order of business is to help identify locations containing Omega sprinklers and to help owners and residents of sprinklered properties determine whether they have Omegas. The attached Notice includes product identification to help you and property and homeowners in your area determine whether they have Omega sprinklers on their premises, and if they do, which model they have. As you may know, on all models of Omega sprinklers, you will see a heat collector assembly, comprised of one to three flat metal disks or fins and inside of which sit a plunger and fusible link. on some Omega models, the word "Central" or the letters "CSC" may be visible on the deflector shield.

Building and homeowners who have Omegas installed in their buildings should call 1-800-896-5685 as soon as possible to request a Proof of Claim Form and Waiver and Release of Claims Form, which must be completed in order to receive free replacement sprinklers. In order to receive any reimbursement for replacement costs, owners must submit a completed Proof of Claim Form and a Waiver and Release of Claims Form to Central Sprinkler by August 1, 1999. Please feel free to distribute copies of this letter to owners of Omegas in your jurisdiction. Those owners filing a Proof of Claim and Waiver and Release of Claims Form postmarked after August 1, 1999 but before November 1, 2001, still qualify to receive replacement sprinklers (though not reimbursement).

         We are utilizing advertising, direct mail notices and news stories to inform consumers about the recall. However, in identifying buildings and residences that contain Omegas there is no substitute for personal intervention from fire protection leaders such as yourself. Along with the CPSC, we encourage you to help us spread the word about this recall to protect the public health and safety.

         Please keep these two phone numbers handy when you and your constituents need further assistance:


- Call the Omega Information Line - 1-800-896-5685 to learn more about how to identify an Omega sprinkler and to obtain a Proof of Claim Form. This is the first number consumers should call to initiate the replacement effort.

- If you have any questions about the recall and replacement effort that are not answered by the Omega Information or the Notice packet, you may call Central Sprinkler's Omega Hotline at 1-800-xxx-xxxx.

         On behalf of all of us who are committed to fire prevention and protection, we thank for your support in this effort.